March 31, 2009 Supplemental Information Exhibit 99.2

1 March 31, 2009—
Disclaimer
Certain information contained in this release includes forward-looking statements. Forward-looking statements include statements regarding our expectations, beliefs, intentions, plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are not statements of historical facts.
These statements may be identified, without limitation, by the use of forward-looking terminology such as “may,” “will,” “anticipates,”
“expects,” “believes,” “intends,” “should” or comparable terms or the negative thereof.
These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those described in the statements. Risks and uncertainties associated with our business include (without limitation) the following: deterioration in the operating results or financial condition, including bankruptcies, of our tenants;
non-payment or late payment of rent by our tenants; our reliance on two tenants for a significant percentage of our revenue; occupancy levels at certain facilities; our level of indebtedness; changes in the ratings of our debt securities; maintaining compliance with our debt covenants; access to the capital markets and the cost and availability of capital; government regulations, including changes in the reimbursement levels under the Medicare and Medicaid programs;
the general distress of the healthcare industry; increasing competition in our business sector; the effect of economic and market conditions and changes in interest rates; the amount and yield of any additional investments; risks associated with acquisitions, including our ability to identify and complete favorable transactions, delays or failures in obtaining third party consents or approvals, the failure to achieve perceived benefits, unexpected costs or liabilities and potential litigation; the ability of our tenants to repay straight-line rent or loans in future periods; the ability of our tenants to obtain and maintain adequate liability and other insurance; our ability to attract new tenants for  certain  facilities; our ability to sell certain facilities for their book value; our ability to retain key personnel; potential liability under environmental laws; the possibility that we could be required to repurchase some of our senior notes; the rights and influence of holders of our outstanding preferred stock; changes in or inadvertent violations of tax laws and regulations and other factors that can affect real estate investment trusts and our status as a real estate investment trust; and other factors discussed from time to time in our news releases, public statements and/or filings with the Securities and Exchange Commission, especially the “Risk Factors” sections of our Annual and Quarterly Reports on Forms 10-K and 10-Q.
Forward-looking information is provided by us pursuant to the safe harbor established under the Private Securities Litigation Reform Act of 1995 and should be evaluated in the context of these factors. We disclaim any intent or obligation to update these forward-looking statements.

2 March 31, 2009—
Contents
COMPANY FACT SHEET______________________________________________________________________
3
FINANCIAL RESULTS_________________________________________________________________________
4
Consolidated Statement of Operations
Reconciliation of Net Income to Funds From Operations (FFO)
Reconciliation of Net Income to Funds Available for Distribution (FAD)
Reconciliation of 2009 Net Income Guidance to Diluted FFO and Diluted FAD Guidance
Consolidated Balance Sheets
Other Assets
Capitalization
Debt Maturities and Debt Composition
Debt Covenants: Credit Facility & Bond Covenants
Interest and Fixed Charge Coverage
Unconsolidated Joint Venture Financial Statements
Financial Measures Definitions
INVESTMENTS & DISPOSITIONS________________________________________________________________
24
1st Quarter 2009 Investments
Expected Dispositions
Projected Funding Obligations through 2011
Lease Expirations and Mortgage Loans Receivable Principal Payments
PORTFOLIO OVERVIEW_____________________________________________________________________
30
Portfolio Summary
Consolidated Portfolio Performance Metrics—Same Store and Total
Tenant Benchmarks
Geographic Benchmarks
Unconsolidated JV Portfolio Performance Metrics
Medical Office Building Portfolio Performance Metrics
Portfolio Performance Measures Definitions

3 March 31, 2009—
Company Fact Sheet
REIT structure provides opportunity to invest directly in real estate and indirectly in healthcare industry
Quality healthcare real estate portfolio
Long-term triple-net master leases with quality operators
Strong affiliations with premiere hospital systems in growing medical office building markets
Senior housing care a vital component of U.S. economy
High dividend yield and high dividend coverage
Financial stability
Well positioned to take advantage of investment opportunities and to conservatively grow earnings and dividends
NHP is one of the few healthcare REITs with investment grade ratings by Fitch,
Moody’s, and Standard & Poors.
Nationwide Health Properties, Inc. (NHP), incorporated October 1985, is a publicly traded real estate investment trust (REIT) that invests in senior housing facilities, long-term care facilities and medical office buildings throughout the
United States. NHP generally acquires real estate and then leases the assets under long-term triple-net master leases to senior housing and long-term care operators and various types of leases to multiple tenants in the case of medical office buildings.
As a REIT specializing in healthcare real estate, NHP provides a focused investment strategy with a well diversified portfolio. NHP employs a conservative, long-term approach to real estate investments with an experienced professional management team having extensive operating, real estate and finance backgrounds.
$4.3 billion in healthcare real estate
579 properties in 43 states
260 Assisted and Independent Living
186 Skilled Nursing
80  Medical Office Buildings
17 Other
36  Unconsolidated JV Facilities
Over 78 multi-facility tenants
Market Facts
Enterprise Value
$3.9 billion
Closing Price
$22.19
Market Capitalization
$2.3 billion
Dividend & Yield
$1.76 (7.9%)
52 week range
$18.13 – $39.99
Shares & OP Units
105.1 million
Company Profile
Investor Highlights
Our Portfolio
WI
(6%)
MA
(6%)
WA
(6%)
CA
(12%)
TX
(13%)
Credit Ratings
Fitch BBB (stable)
Moody’s Baa2 (stable)
S&P  BBB- (positive outlook)
as of March 31, 2009
as of March 31, 2009

4 March 31, 2009— FINANCIAL RESULTS

5 March 31, 2009—
Consolidated Statement of Operations
In thousands, except per share data
2009 2008
Revenue:
Triple-net lease rent $ 74,263 $ 69,073
Medical office building operating rent 16,653 10,930
90,916 80,003
Interest and other income 6,335 5,267
97,251 85,270
Expenses:
Interest and amortization of deferred financing costs 24,071 24,738
Depreciation and amortization 31,029 27,283
General and administrative 6,931 6,498
Medical office building operating expenses 6,834 4,864
68,865 63,383
Operating income 28,386 21,887
Income from unconsolidated joint ventures 1,013 1,053
Income from continuing operations
29,399 22,940
Discontinued operations:
Gains on sale of facilities, net 21,152 10,866
Income from discontinued operations 82 3,640
21,234 14,506
Net income
50,633 37,446
Net (income) loss attributable to noncontrolling interests
(27) 9
Three Months Ended March 31,
Net income attributable to NHP 50,606 37,455
Preferred stock dividends (1,452) (2,062)
Net income attributable to NHP common stockholders 49,154 $                     35,393 $
Basic earnings per share (EPS):
Income from continuing operations attributable to NHP common stockholders $ 0.27 $ 0.22
Discontinued operations attributable to NHP common stockholders 0.21 0.15
Net income attributable to NHP common stockholders
$ 0.48 $ 0.37
Diluted EPS:
Income from continuing operations attributable to NHP common stockholders $ 0.27 $ 0.22
Discontinued operations attributable to NHP common stockholders 0.20 0.15
Net income attributable to NHP common stockholders
$ 0.47 $ 0.37
Weighted average shares outstanding for EPS:
Basic
102,355 95,274
Diluted
104,408 95,783

6 March 31, 2009—
(1) Diluted weighted average shares outstanding includes the effect of all participating and non-participating share-based payment awards which for us consists of stock options, restricted stock awards, restricted stock units and other share-based payment awards if the effect is dilutive. The dilutive effect of all share-based payment awards is calculated using the treasury stock method.  Additionally, our redeemable
OP units are included as if converted to common stock on a one-for-one basis.
Reconciliation of Net Income to Funds From Operations (FFO)
See Financial Measures Definitions
2009 2008
Net income to FFO:
Net income 50,633 $                     37,446 $
Net (income) loss attributable to noncontrolling interests (27) 9
Preferred stock dividends (1,452) (2,062)
Real estate related depreciation and amortization 30,808 28,589
Depreciation in income from unconsolidated joint ventures 1,307 1,115
Gains on sale of facilities, net (21,152) (10,866)
FFO available to NHP common stockholders 60,117 54,231
Series B preferred dividend add-back 1,452 2,062
Diluted FFO
61,569 $                     56,293 $
Weighted average shares outstanding for diluted FFO:
Diluted weighted average shares outstanding (1) 104,451 95,783
Series B preferred stock add-back if not already converted 3,358 4,728
Fully diluted weighted average shares outstanding 107,809 100,511
Diluted per share amounts:
FFO 0.57 $                         0.56 $
Dividends declared per common share
0.44 $                         0.44 $
Diluted FFO payout ratio 77% 79%
Diluted FFO coverage
1.30 1.27
In thousands, except per share data
Three Months Ended March 31,

7 March 31, 2009—
Reconciliation of Net Income to Funds Available for Distribution (FAD)
2009 2008
Net income to FAD:
Net income 50,633 $                     37,446 $
Net (income) loss attributable to noncontrolling interests (27) 9
Preferred stock dividends (1,452) (2,062)
Real estate related depreciation and amortization 30,808 28,589
Gains on sale of facilities, net (21,152) (10,866)
Straight-lined rent (1,590) (2,837)
Amortization of intangible assets and liabilities (222) (124)
Non-cash stock-based compensation expense 1,573 1,331
Deferred finance cost amortization 814 747
Lease commissions and tenant and capital improvements (726) (847)
NHP’s share of FAD reconciling items from unconsolidated joint ventures:
Real estate related depreciation and amortization 1,307 1,115
Straight-lined rent (12) (11)
Deferred finance cost amortization 21 19
FAD available to NHP common stockholders
59,975 52,509
Series B preferred dividend add-back 1,452 2,062
Diluted FAD 61,427 $                     54,571 $
Diluted weighted average shares outstanding (1) 104,451 95,783
Series B preferred stock add-back if not already converted 3,358 4,728
Fully diluted weighted average shares outstanding 107,809 100,511
Diluted per share amounts:
FAD 0.57 $                         0.54 $
Dividends declared per common share
0.44 $                         0.44 $
Diluted FAD payout ratio 77% 81%
Diluted FAD coverage 1.30 1.23
In thousands, except per share data
Three Months Ended March 31,
(1) Diluted weighted average shares outstanding includes the effect of all participating and non-participating share-based payment awards which for us consists of stock options, restricted stock awards, restricted stock units and other share-based payment awards if the effect is dilutive. The dilutive effect of all share-based payment awards is calculated using the treasury stock method.  Additionally, our redeemable OP units are included as if converted to common stock on a one-for-one basis.
Weighted average shares outstanding for diluted FAD:
See Financial Measures Definitions

8 March 31, 2009—
Reconciliation of 2009 Net Income Guidance to Recurring Diluted FFO and Recurring Diluted FAD Guidance
See Financial Measures Definitions
Low High
Net income 160,828 $               164,978 $
Preferred stock dividends (5,811) (5,811)
Real estate related depreciation and amortization 117,036 117,036
Depreciation in income from unconsolidated joint ventures 5,112 5,112
Minority interest - NHP/PMB 234 234
Gains on sale of facilities, net (36,988) (36,988)
FFO available to common stockholders
240,411 244,561
Series B preferred dividend add-back 5,811 5,811
Diluted FFO 246,222 250,372
Gain on extinguishment of debt, net (4,650) (4,650)
Recurring diluted FFO 241,572 245,722
Straight-lined rent
(6,356) (6,356)
Amortization of intangible assets and liabilities
(640) (640)
Non-cash stock-based compensation expense
7,112 7,112
Deferred finance cost amortization
3,234 3,234
Lease commissions and tenant and capital improvements
(5,608) (5,608)
Unconsolidated joint ventures:
Straight-lined rent (26) (26)
Deferred finance cost amortization 84 84
Recurring diluted FAD
$                 239,372 $                 243,522
Recurring diluted FFO per share
2.22 $                      2.26 $
Recurring diluted FAD per share
2.20 $                      2.24 $
Weighted average shares outstanding for recurring diluted FFO and FAD:
Diluted weighted average shares outstanding (1) 105,240 105,240
Series B preferred stock conversion 3,375 3,375
Fully diluted weighted average shares outstanding 108,615 108,615
Guidance
In thousands, except per share data
Year Ended December 31, 2009
(1) Diluted weighted average shares outstanding includes the effect of all participating and non-participating share-based payment awards which for us consists of stock options, restricted stock awards, restricted stock units and other share-based payment awards if the effect is dilutive. The dilutive effect of all share-
based payment awards is calculated using the treasury stock method.  Additionally, our redeemable OP units are included as if converted to common stock on a one-for-one basis.

9 March 31, 2009—
Consolidated Balance Sheets
March 31, December 31,
2009 2008
Assets
Investments in real estate:
Land 318,846 $                   320,394 $
Buildings and improvements 3,070,629 3,079,819
3,389,475 3,400,213
Less accumulated depreciation (512,674) (490,112)
2,876,801 2,910,101
Mortgage loans receivable, net 116,975 112,399
Mortgage loan receivable from related party 47,500 47,500
Investments in unconsolidated joint ventures 50,096 54,299
Net real estate related investments 3,091,372 3,124,299
Cash and cash equivalents 80,285 82,250
Receivables, net 6,591 6,066
Asset held for sale - 4,542
Intangible assets 108,428 109,434
Other assets 133,314 131,534
3,419,990 $               3,458,125 $
Liabilities and Equity
Unsecured senior credit facility - $                           - $
Senior notes 1,029,233 1,056,233
Notes and bonds payable 440,409 435,199
Accounts payable and accrued liabilities 124,112 144,566
Total liabilities 1,593,754 1,635,998
Redeemable OP unitholder interests 56,096 56,778
Equity:
NHP stockholders' equity:
Series B convertible preferred stock 74,918 74,918
Common stock 10,248 10,228
Capital in excess of par value 1,791,155 1,786,193
Cumulative net income 1,607,495 1,556,889
Accumulated other comprehensive (loss) income (1,826) 1,846
Cumulative dividends (1,716,195) (1,669,407)
Total NHP stockholders' equity 1,765,795 1,760,667
Noncontrolling interests 4,345 4,682
Total equity 1,770,140 1,765,349
3,419,990 $               3,458,125 $
In thousands

10 March 31, 2009—
Other Assets
March 31, December 31,
2009 2008
Other receivables, net 68,377 $                     64,998 $
Straight-line rent receivables, net 22,617 21,224
Deferred financing costs 14,774 15,377
Capitalized lease and loan origination costs 2,602 2,631
Investments and restricted funds 11,295 13,257
Prepaid ground leases 10,193 10,241
Other 3,456 3,806
133,314 $                   131,534 $
In thousands

11 March 31, 2009—
Capitalization
March 31, 2009 December 31, 2008
Debt
Unsecured senior credit facility - $                           $                             -
Senior notes 1,029,233 1,056,233
Notes and bonds payable 440,409 435,199
Consolidated debt 1,469,642 1,491,432
NHP's share of unconsolidated debt 91,022 91,108
Total debt 1,560,664 $               1,582,540 $
Book Capitalization
Consolidated debt 1,469,642 $               1,491,432 $
Redeemable OP unitholder interests 56,096 56,778
Total equity 1,770,140 1,765,349
Consolidated book capitalization 3,295,878 3,313,559
Accumulated depreciation and amortization 512,674 490,112
Consolidated undepreciated book capitalization 3,808,552 3,803,671
NHP's share of unconsolidated debt 91,022 91,108
NHP's share of unconsolidated accum. depreciation and amortization 7,873 6,670
Total undepreciated book capitalization 3,907,447 $               3,901,449 $
Enterprise Value
Shares Price Shares Price
Common stock 102,483 22.19 $    2,274,098 $               102,280 28.72 $        2,937,480 $
Limited partnership units 1,830 22.19 $    40,598 1,830 28.72 $        52,545
Series B preferred stock 749 97.30 $    72,896 749 126.00 $      94,397
Consolidated market equity capitalization 2,387,592 3,084,422
Consolidated debt 1,469,642 1,491,432
Consolidated enterprise value 3,857,234 4,575,854
NHP's share of unconsolidated debt 91,022 91,108
Total enterprise value 3,948,256 $               4,666,962 $
Leverage Ratios
Consolidated debt to consolidated undepreciated book capitalization 38.6% 39.2%
Total debt to total undepreciated book capitalization 39.9% 40.6%
Consolidated debt to consolidated enterprise value 38.1% 32.6%
Total debt to total enterprise value 39.5% 33.9%
In thousands, except stock prices and ratios

12 March 31, 2009—
Capitalization (2)
Undepreciated
Book Basis
Enterprise
Value
60% Equity
40% Debt
60% Equity 40% Debt
66%
Unsecured
34%
Secured
93%
7%
Fixed
Variable
Debt Composition
Based on total debt including NHP’s share of unconsolidated joint venture

13 March 31, 2009—
Debt Maturities and Debt Composition
Principal Rate Principal Rate Principal Rate Principal Rate Principal Rate Principal Rate
2009 - $                 - 60,000 $          (1) 7.0% - $                 - 60,000 $          7.0% - $                 - 60,000 $          7.0%
2010 - - - - 103,745 4.8% 103,745 4.8% 5,119 3.3% 108,864 4.7%
2011 - - 339,040 6.5% 39,632 5.1% 378,672 6.4% - - 378,672 6.4%
2012 - - 72,950 8.3% 52,182 6.9% 125,132 7.7% 14,000 6.0% 139,132 7.5%
2013 - - 322,823 (2) 6.3% 40,132 6.0% 362,955 6.2% - - 362,955 6.2%
2014 - - - - 22,590 6.0% 22,590 6.0% 25,616 5.8% 48,206 5.9%
2015 - - 234,420 6.0% 60,591 5.7% 295,011 5.9% 34,028 5.9% 329,039 5.9%
2016 - - - - 21,240 5.9% 21,240 5.9% - - 21,240 5.9%
2017 - - - - 98 5.0% 98 5.0% - - 98 5.0%
2018 - - - - 7,800 6.1% 7,800 6.1% - - 7,800 6.1%
Thereafter - - - - 92,399 5.1% 92,399 5.1% 12,259 6.4% 104,658 5.3%
Total - $                 - 1,029,233 $
6.5%
440,409 $
5.5%
1,469,642 $
6.2%
91,022 $
5.8%
1,560,664 $
6.2%
Weighted average
maturity in years -
3.6 7.7 4.8 7.5 5.0
Principal Rate % of Total Principal Rate % of Total
Fixed rate debt
Senior notes 1,029,233 $     6.5% 65.9% $     1,056,233 6.5% 66.7%
Notes and bonds 331,324 6.1% 21.2% 339,110 6.1% 21.4%
NHP's share of unconsolidated debt 85,903 5.9% 5.5% 85,960 6.0% 5.4%
Total fixed rate debt 1,446,460 6.4% 92.7% 1,481,303 6.4% 93.6%
Variable rate debt
Credit facility - - - - - -
Notes and bonds 109,085 3.7% 7.0% 96,089 5.6% 6.1%
NHP's share of unconsolidated debt 5,119 3.3% 0.3% 5,148 6.0% 0.3%
Total variable rate debt 114,204 3.7% 7.3% 101,237 5.6% 6.4%
Total debt
1,560,664 $
6.2% 100.0%
1,582,540 $
6.3% 100.0%
(1) Includes $55 million of notes putable October of 2009, 2012, 2017 and 2027 with a final maturity in 2037
(2) Includes $23 million of notes putable July of 2013, 2018, 2023 and 2028 with a final maturity in 2038 and $30 million of notes which were retired in April 2009 for $25.4 million
Period
March 31, 2009 December 31, 2008
Debt Composition
NHP's Share of
Unconsolidated Debt Consolidated Debt
In thousands
Debt Maturities
Total Debt Senior Notes Notes and Bonds Credit Facility

14 March 31, 2009—
Debt Covenants
Minimum Maximum
Covenant Requirement Requirement Actual Status
Credit Facility Covenants
Unsecured Debt to Unencumbered Asset Ratio 60% 30.6% In Compliance 51% of the maximum
Secured Indebtedness Ratio 0.30 0.13 In Compliance 43% of the maximum
Fixed Charges Ratio 1.75 2.92 In Compliance (A)
Total Liabilities to Capitalization Value 60% 36.7% In Compliance 61% of the maximum
Net Asset Value 820,000,000 2,687,080,000 In Compliance (B)
Bond Covenants
Senior and Non-recourse Debt to Capital Base 225% 88.3% In Compliance 39% of the maximum
Senior Debt to Tangible Net Worth 225% 61.8% In Compliance 27% of the maximum
Senior Debt to Capital Base 150% 61.8% In Compliance 41% of the maximum
Limitation on Secured Debt Under Bond Indenture 10% 0.7% In Compliance 7% of the maximum
New Bond Covenants
Limitation on Secured Debt 40% 11.2% In Compliance 28% of the maximum
EBITDA to Interest Expense 1.50 3.30 In Compliance (C)
Total Indebtedness 60% 37.4% In Compliance 62% of the maximum
Unencumbered Assets to Unsecured Debt 150% 316.5% In Compliance (D)
(A) With our current EBITDA, we can increase total fixed charges (interest expense, debt service and preferred dividends) by up to $79.5 million and stay in compliance.
(B) With our current asset value, we can increase total debt by up to $1.0 billion and stay in compliance.
(C) With our current EBITDA, we can increase total interest expense by up to $126.5 million and stay in compliance.
(D) With our current unencumbered assets, we can increase total unsecured debt by up to $1.0 billion and stay in compliance.

15 March 31, 2009—
Credit Facility Covenants
The debt covenant metrics below reflect how much of the compliance range, on a percentage basis, is currently being utilized. The difference between 100% and the stated percentage represents the availability under each covenant.
1. With our current asset value, we can increase total debt by up to $1.0 billion and remain in compliance
2. With our current EBITDA, we can increase total fixed charges (interest expense, debt service and preferred dividends) by up to $79.5 million and remain in compliance
46%
61%
60%
43%
51%
Net Asset Value
Total Liabilities to
Capitalization Value
Fixed Charges Ratio
Secured Indebtedness Ratio
Unsecured Debt to
Unencumbered Asset Ratio

16 March 31, 2009—
Bonds Covenants (Bonds Issued Prior to 2006)
1. With our current unencumbered assets, we can increase total unsecured debt by up to $1.0 billion and remain in compliance
2. With our current EBITDA, we can increase total interest expense by up to $126.5 million and remain in compliance
The debt covenant metrics below reflect how much of the compliance range, on a percentage basis, is currently being utilized. The difference between 100% and the stated percentage represents the availability under each covenant.
7%
41%
27%
39%
Limitation on Secured
Debt Under Bond Indenture
Senior Debt to
Capital Base
Senior Debt to
Tangible Net Worth
Senior and Non-recourse
Debt to Capital Base

17 March 31, 2009—
New Bond Covenants (Bonds Issued After 2006)
1. With our current unencumbered assets, we can increase total unsecured debt by up to $1.0 billion and remain in compliance
2. With our current EBITDA, we can increase total interest expense by up to $126.5 million and remain in compliance
The debt covenant metrics below reflect how much of the compliance range, on a percentage basis, is currently being utilized. The difference between 100% and the stated percentage represents the availability under each covenant.
47%
62%
46%
28%
Unencumbered Assets to
Unsecured Debt
Total Indebtedness
EBITDA to Interest Expense
Limitation on Secured Debt

18 March 31, 2009—
Interest and Fixed Charge Coverage
See Financial Measures Definitions
2009 2008
Reconciliation of Net Income to EBITDA:
Net income 50,633 $                     37,446 $
Net (income) loss attributable to noncontrolling interests (27) 9
Interest and amortization of deferred financing costs in continuing operations 24,071 24,738
Interest and amortization of deferred financing costs in discontinued operations - 998
Depreciation and amortization in continuing operations 31,029 27,283
Depreciation and amortization in discontinued operations 94 1,431
Consolidated EBITDA 105,800 91,905
NHP‘s share of EBITDA reconciling items from unconsolidated joint ventures:
Interest and amortization of deferred financing costs 1,328 1,214
Depreciation and amortization 1,307 1,115
Total EBITDA 108,435 94,234
Gains on sale of facilities, net (21,152) (10,866)
Adjusted Total EBITDA 87,283 $                     83,368 $
Adjusted Consolidated EBITDA 84,648 $                     81,039 $
Interest Expense:
Consolidated interest expense (including discontinued operations) 23,245 $                     24,989 $
NHP's share of interest expense from unconsolidated joint ventures 1,307 1,195
Total interest expense 24,552 26,184
Fixed Charges:
Consolidated interest expense (including discontinued operations) 23,245 $                     24,989 $
Preferred stock dividends 1,452 2,062
Consolidated fixed charges 24,697 27,051
NHP's share of interest expense from unconsolidated joint ventures 1,307 1,195
Total fixed charges 26,004 $                     28,246 $
Consolidated Adjusted Interest Coverage Ratio
3.64 3.24
Total Adjusted Interest Coverage Ratio
3.56 3.18
Consolidated Adjusted Fixed Charge Coverage Ratio
3.43 3.00
Total Adjusted Fixed Charge Coverage Ratio
3.36 2.95
In thousands
Three Months Ended March 31,
$
$

19 March 31, 2009—
Unconsolidated Joint Venture Financial Statements
In thousands
March 31, 2009 December 31, 2008
Assets
Land 38,892 $                     38,892 $
Buildings and improvements 526,824 525,214
Gross real estate 565,716 564,106
Accumulated depreciation (28,789) (24,138)
Net real estate 536,927 539,968
Cash 4,014 3,216
Receivables 45 45
Other assets 5,739 5,964
Total assets 546,725 $                   549,193 $
Liabilities and equity
Notes payable 343,613 $                   343,842 $
Accounts payable and accrued liabilities 19,356 19,623
Total liabilities 362,969 363,465
Capital in excess of par value 97 -
Equity contributions 230,363 229,475
Distributions (35,930) (32,148)
Retained earnings 3,420 2,760
Other comprehensive income (14,191) (14,359)
Cumulative dividends (3) -
Total equity 183,756 185,728
Total liabilities and equity 546,725
$
549,193 $
NHP's investment in joint venture (1) 45,925 $                     50,032 $
(1)
Excludes NHP's investment in PMB Real Estate Services LLC ("PMBRES") and PMB SB 399-401 East Highland LLC ("PMB SB"). NHP's
investment in PMBRES was $887,000 and $967,000 at March 31, 2009 and December 31, 2008, respectively. NHP's investment in PMB
SB was $3,300,000 at March 31, 2009 and December 31, 2008.
Balance Sheet

20 March 31, 2009—
In thousands
2009 2008
Revenues
Rent 11,576 $                     11,228 $
Interest and other income 30 26
Total revenues 11,606 11,254
Expenses
Interest and amortization of deferred finance costs 5,139 4,854
Depreciation and amortization 4,651 4,460
General and administrative* 1,156 1,557
Total expenses 10,946 10,871
Net income 660 383
Preferred stock dividends (3) -
Net income available to joint venture members 657 $                          383 $
NHP Income and FFO from Joint Venture
Share of net income 164 $                          96 $
Management fee* 1,017 957
Income from joint venture (1) 1,181 1,053
Share of depreciation 1,163 1,115
FFO from joint venture 2,344 $                       2,168 $
* NHP's management fee is included in the joint venture's general and administrative expense
(1) Excludes NHP's income/loss from PMBRES and PMB SB. NHP's share of the loss from PMBRES was $190,000 for the three months ended March 31, 2009. NHP's share of the income from PMB SB was $21,000 for the three months ended March 31, 2009.
Income Statement
Three Months Ended March 31,
Unconsolidated Joint Venture Financial Statements (2)

21 March 31, 2009—
Financial Measures Definitions
Adjusted EBITDA:
We believe that Adjusted EBITDA is an important supplemental operating and liquidity measure primarily because it is used in the calculation of the Adjusted
Interest Coverage Ratio and the Adjusted Fixed Charge Coverage Ratio and
we present it solely for the purpose of being used in those calculations.
Adjusted EBITDA is calculated by adding back any gains and losses on the sale of real estate and any impairments to EBITDA for a given period. We believe Adjusted EBITDA is most useful as a liquidity measure in the ratio calculations noted above to enable investors to determine and compare a company’s ability to meet its interest and Fixed Charges obligations. However, the methodology for calculating it makes net income the most directly comparable GAAP measure. As such, we believe investors should consider
Adjusted EBITDA, cash flows from operating activities and net income when evaluating our ability to meet our interest and Fixed Charges obligations. The usefulness of Adjusted EBITDA is limited because it doesn’t reflect, among other things, required principal payments, cash expenditures, capital expenditures or capital commitments. Adjusted EBITDA does not represent net income or cash flows from operations as defined by GAAP and should not be considered as an alternative to either of those measures. Our calculation of
Adjusted EBITDA may not be comparable to similar measures reported by other companies.
Adjusted Fixed Charge Coverage Ratio:
We believe that the Adjusted Fixed Charge Coverage Ratio is an important supplemental liquidity measure that reflects a company’s ability to meet its interest and preferred dividend payment obligations and allows investors to compare interest and dividend paying capabilities among different companies.
We calculate the Adjusted Fixed Charge Coverage Ratio by dividing Adjusted
EBITDA by Fixed Charges. In addition, credit rating agencies utilize similar ratios in evaluating the credit ratings on our debt instruments. This ratio’s usefulness is limited by the same factors that limit the usefulness of the components Adjusted EBITDA and Fixed Charges. Our calculation of the
Adjusted Fixed Charge Coverage Ratio should not be considered an alternative to the ratio of earnings to fixed charges as defined by Item 503(d) of
Regulation S-K and it may not be comparable to similar ratios reported by other companies.
Adjusted Interest Coverage Ratio:
We believe that the Adjusted Interest Coverage Ratio is an important supplemental liquidity measure that reflects a company’s ability to meet its interest payment obligations and allows investors to compare interest paying capabilities among different companies. We calculate the Adjusted Interest
Coverage Ratio by dividing Adjusted EBITDA by interest expense (including capitalized interest, if any). In addition, credit rating agencies utilize similar ratios in evaluating the credit ratings on our debt instruments. This ratio’s usefulness is limited by the same factors that limit the usefulness of the component Adjusted EBITDA. Our calculations of the Adjusted Interest
Coverage Ratio may not be comparable to similar ratios reported by other companies.
EBITDA:
We believe that EBITDA is an important supplemental operating and liquidity measure primarily because it is used in the calculation of Adjusted EBITDA which is in turn used in the calculation of the Adjusted Interest Coverage
Ratio and the Adjusted Fixed Charge Coverage Ratio and we present it solely for the purpose of being used in those calculations. EBITDA is calculated by adding interest, taxes, depreciation and amortization to net income. The real estate industry uses EBITDA as a non-GAAP measure of both operating performance and liquidity. We believe it is most useful as a liquidity measure in the ratio calculations noted above to enable investors to determine and compare a company’s ability to meet its interest and Fixed Charges obligations. However, the methodology for calculating it makes net income the most directly comparable GAAP measure. As such, we believe investors should consider EBITDA, cash flows from operating activities and net income when evaluating our ability to meet our interest and Fixed Charges obligations. The usefulness of EBITDA is limited because it doesn’t reflect, among other things, required principal payments, cash expenditures, capital expenditures or capital commitments. EBITDA does not represent net income or cash flows from operations as defined by GAAP and should not be considered as an alternative to either of those measures. Our calculation of
EBITDA may not be comparable to similar measures reported by other companies.

22 March 31, 2009—
Financial Measures Definitions (2)
FAD Payout Ratio and FFO Coverage:
The FAD Payout Ratio is calculated by dividing the common dividend per share by diluted FAD per share for any given period.  FAD Coverage is calculated by dividing diluted FAD per share by the common dividend per share for any given period.  We believe that both of these amounts are important supplemental liquidity measures that enable investors to compare dividend security among REITs.
Fixed Charges:
Fixed Charges is a measure of the total interest and preferred stock dividend obligations of a company.  It is calculated by adding interest expense
(including capitalized interest, if any) and preferred stock dividends for any given period and is utilized in calculating the Adjusted Fixed Charge
Coverage Ratio.  It’s usefulness is limited as, among other things, it does not include required principal payments or any other contractual obligations a company may have.  Our calculation of Fixed Charges should not be considered an alternative to fixed charges as defined by Item 503(d) of
Regulation S-K and it may not be comparable to Fixed Charges reported by other companies.
Funds Available for Distribution (“FAD”):
While net income and its related per share amounts as defined by generally accepted accounting principles ("GAAP") are the most appropriate earnings measures, we believe that FAD and its related per share amounts are important supplemental measures of operating performance. GAAP requires the use of straight-line depreciation of historical costs and implies that real estate values diminish predictably and ratably over time.  However, real estate values have historically risen and fallen based on various market conditions and other factors.  FFO was developed as a supplemental measure of operating performance primarily in order to exclude historical cost based depreciation and amortization and its effects as it does not generally reflect the actual change in value of real estate over time.  FAD was developed as a supplemental measure of operating performance primarily to exclude non-cash revenues and expenses that are included in FFO.  FAD is defined as net income (computed in accordance with GAAP) excluding gains and losses from the sale of real estate plus real estate related depreciation and amortization, plus or minus straight-lined rent (plus cash in excess of rent or minus rent in excess of cash), plus or minus amortization of above or below market lease intangibles, plus non-cash stock based compensation, plus deferred finance cost amortization plus any impairments minus lease commissions, tenant improvements and capital improvements paid. The same adjustments are made to reflect our share of these same items from unconsolidated joint ventures.  We believe that the use of FAD and its related per share amounts and FFO and its related per share amounts in conjunction with the required GAAP disclosures provides investors with a more comprehensive understanding of the operating results of a real estate investment trust ("REIT") and enables investors to compare the operating results between REITs without having to account for differences caused by different depreciation assumptions and different non-cash revenues and
expenses.   Additionally, FAD is widely used by industry analysts as a measure of operating performance for equity REITs. FAD does not represent cash flow from operating activities or net income as defined by GAAP and, therefore should not be considered as an alternative to cash flow as a measure of liquidity or net income as the primary indicator of operating performance.  Our calculations of FAD may not be comparable to FAD reported by other REITs or analysts that define it differently than we do.
Funds from Operations (“FFO”):
While net income and its related per share amounts as defined by generally accepted accounting principles ("GAAP") are the most appropriate earnings measures, we believe that FFO and its related per share amounts are important supplemental measures of operating performance. GAAP requires the use of straight-line depreciation of historical costs and implies that real estate values diminish predictably and ratably over time.  However, real estate values have historically risen and fallen based on various market conditions and other factors.  FFO was developed as a supplemental measure of operating performance primarily in order to exclude historical cost based depreciation and amortization and its effects as it does not generally reflect the actual change in value of real estate over time. We calculate FFO in accordance with the National Association of Real Estate Investment Trusts'
definition.  FFO is defined as net income (computed in accordance with
GAAP) excluding gains and losses from the sale of real estate plus real estate related depreciation and amortization.  The same adjustments are made to reflect our share of gains and losses from the sale of real estate and real estate related depreciation and amortization from unconsolidated joint ventures.  We believe that the use of FFO and its related per share amounts in conjunction with the required GAAP disclosures provides investors with a

23 March 31, 2009—
Financial Measures Definitions (3)
more comprehensive understanding of the operating results of a real estate investment trust ("REIT") and enables investors to compare the operating results between REITs without having to account for differences caused by
different depreciation assumptions.   Additionally, FFO is widely used by
industry analysts as a measure of operating performance for equity REITs.
FFO does not represent cash flow from operating activities or net income as defined by GAAP and, therefore should not be considered as an alternative to cash flow as a measure of liquidity or net income as the primary indicator of operating performance.  Our calculations of FFO may not be comparable to
FFO reported by other REITs that do not define the term in accordance with the NAREIT definition or interpret that definition differently than we do.
Gross Investment:
We define Gross Investment as our total investment in a property which includes land, building, improvements, equipment as well as any other identifiable assets such as lease-up intangible assets, above market tenant and ground lease intangible assets (collectively “intangible assets”) included on our balance sheets and/or below market tenant and ground lease intangible liabilities included in the caption “Accounts Payable and Accrued
Liabilities” on our balance sheets.
Recurring FAD:
Recurring FAD excludes from FAD any material one-time items reflected in the financial statements for a given period.
Recurring FFO:
The NAREIT definition of FFO doesn’t exclude impairments of assets.  We believe that impairments are equivalent to losses on sale that are taken early due to the current requirements of GAAP, therefore we generally present
Recurring FFO, which excludes impairments, for any period where our net income includes an impairment.  We also exclude any material one-time items reflected in the financial statements for a given period.

24 March 31, 2009— INVESTMENTS & DISPOSITIONS

25 March 31, 2009—
1
st
Quarter 2009 Investments
Gross investment in thousands
Investment
Number of Square Average Gross Per Bed/Unit Initial
Facilities Beds/Units/ Feet Age Investment Square Foot Yield
Owned Facilities
Capital expenditures - - 9,000 $          (1)
Total investments - - - 9,000
Loans
Assisted and independent living facilities - - 7,000
Total loans - - - 7,000
Unconsolidated Joint Venture
Capital expenditures - - 2,000
(2)
Total investments - - 2,000
Total Investments
Total loans - - - 7,000
Total acquisitions - - - 7,000
Total Consolidated
Assisted and independent living facilities
Subtotal
Capital expenditures
Total Investments
- -
- - -
- -
- - -
7,000
7,000
9,000
16,000
10.0%
10.0%
10.0%
10.0%
Total investments
- - - 18,000 $
Capital expenditures
- - - 11,000
(3)
10.0%
10.0%
(1) Includes $8 million of revenue producing capital expenditures on our existing triple net portfolio at a blended yield of 8.3%.
(2) Represents initial investment under NHP's agreement with Brookdale Senior Living, Inc. ("Brookdale") under which NHP is a lender with an original commitment of $8.8 million under their $230 million revolving loan facility which is secured by, among other things, certain real property owned by
Brookdale, an operator of assisted and independent living facilities. As of March 31, 2009, $5.9 million remained outstanding.
(3) Represents revenue producing capital expenditures on our existing triple net portfolio at a blended yield of 8.0%.

26 March 31, 2009—
Expected Dispositions
Investment
Actual Full Year Gross Required at 9.5% % Financing
Revenue Revenue Proceeds Gain Assumed Yield From Proceeds
Actual Through March 31, 2009
Purchase options 2,597,000 $    3,130,000 $       35,000,000 $         21,177,000 $    32,947,000 $    106%
Loan payoffs 303,000 379,000 3,731,000 - 3,989,000 94%
2,900,000 $    3,509,000 $       38,731,000 $         21,177,000 $    36,936,000 $    105%
High
[A]
Purchase options 960,000 $       1,942,000 $       26,139,000 $         6,211,000 $      20,442,000 $    128%
Loan payoffs* 2,794,000 5,601,000 66,286,000 9,902,000 58,958,000 112%
Asset recycling 244,000 401,000 3,342,000 4,221,000 79%
Lease restructuring - 743,000 - - 7,821,000
Total high 3,998,000 $    8,687,000 $       95,767,000 $         16,113,000 $    91,442,000 $    105%
Total Actual and Projected 2009
Total actual 2,900,000 $    3,509,000 $       38,731,000 $         21,177,000 $    36,936,000 $    105%
Total high 3,998,000 8,687,000 95,767,000 16,113,000 91,442,000 105%
6,898,000 $    12,196,000 $     134,498,000 $       37,290,000 $    128,378,000 $  105%
*The gain on loan payoffs represents the gain deferred at the time we finance the sale of the facilities
[A] Projected dispositions categorized as “High” represent items where NHP estimates a high probability of dispostition based on an analysis of facility performance, the tenant's financial condition and current financing options available
Projected for the Remainder of 2009
-

27 March 31, 2009—
Projected Funding Obligations through 2011 (as of March 31, 2009)
NHP Consolidated Acquisition Obligations
Est. Closing
Date
Amount
($000s)
Initial
Yield
2009 2010 2011
Total
[A]
PMB - Pomona, CA Dec 2009 37,500 $  7.0% 37,500 $      37,500 $
NHP Consolidated Total Acquisition Obligations 37,500 $      - $            - $            37,500 $
Expansion, Renovation & Capital Expenditures
2009 2010 2011 Total
[B]
NHP Consolidated 51,096 $      32,049 $      17,553 $      100,698 $
Unconsolidated Joint Venture 488 $           294 $           294 $           1,077 $
Total Expansion, Renovation & Capital Expenditures 51,584 $      32,343 $      17,847 $      101,775 $
Debt Maturities & Principal Payments
2009 2010 2011 Total
Amount ($000s) 65,000 $      111,000 $    386,000 $    562,000 $
Rate 7.0% 4.7% 6.4% 6.1%
Total Forward Capital Commitments 154,084 $    143,343 $    403,847 $    701,275 $
Estimated Proceeds from Purchase Options, Loan Payoffs and Asset Sales 95,767 $
Cash Balance as of March 31, 2009 80,285 $
Remaining Availability on Credit Facility 700,000 $
Total Funding Availabity as of March 31, 2009 876,052 $
General Notes:
The $ 700 million credit facility matures in December of 2010, but can be extended at NHP's option to December 2011
Above analysis does not include future potential additional capital sources such as retained operating cash flows, formation of joint ventures or capital transactions
Cash Required ($000s)
[A] The total reflects an estimate through December 2011 only and does not include a June 2014 obligation for $59 million (Willowcreek - Hillsboro, OR).
However, if certain operating covenants are not achieved, the construction lender has the right to put the obligation to NHP. The first covenant test date is
December 2009.
[B] The total reflects an estimate of commitments through December 2011 only; the total remaining commitment after 2011 equals $20.3 million

28 March 31, 2009—
Conditional Pacific Medical Buildings Acquisition Obligations through 2011 (as of March 31, 2009)
NHP Consolidated Conditional Obligations
[A]
Initial
Yield
2009 2010 2011 Total
[B]
PMB - Poway, CA - $          - $
PMB - Mission Viejo, CA - $          - $
PMB - Honolulu, HI 7.0% - $          - $
PMB - Reno, NV - $          - $
PMB - Orange, CA - $          - $
PMB - Gilbert, AZ 6.0% 24,355 $    24,355 $
PMB - Burbank, CA 5.8% 58,231 $    58,231 $
5.9% - $          82,586 $    - $          82,586 $
Est. Closing Date Purchase Price Per Contribution Agreement ($000s)
Obligation terminated
Obligation terminated
Obligation terminated
Obligation terminated
April 2010
Obligation terminated
Feb 2010
[A] Pursuant to the contribution agreement, NHP is under no obligation to acquire properties if the trailing 20-day average rate for the JP Morgan JULI BBB
[B] The total reflects an estimate through December 2010 only and does not include a April 2012 conditional obligation for $104.5 million (PMB -
Pasadena, CA)
      7 to 10 REIT index (measured five business days before any anticipated closing date) exceeds 7.34%. As of March 31, 2009, the index was 13.14%.

29 March 31, 2009—
Lease Expirations and Mortgage Loans Receivable Principal Payments
Dollars in thousands
Minimum Number of Minimum Number of Minimum Number of Minimum Number of Minimum Percent Number of
Year Rent Facilities Rent Facilities Rent Facilities Rent Facilities Rent of Total Facilities
2009 701           5               623           2               -            -            -            -            1,324        0% 7
2010 4,695        7               8,333        18             551           1               -            -            13,579      5% 26
2011 -            -            6,389        19             -            -            -            -            6,389        2% 19
2012 7,586        8               4,441        8               1,511        1               1,800        1               15,338      6% 18
2013 11,499      11             5,657        11             363           1               -            -            17,519      6% 23
2014 8,346        12             3,486        6               4,872        3               -            -            16,704      6% 21
2015 1,756        4               1,997        3               -            -            3,231        1               6,984        3% 8
2016 11,286      10             13,333      26             -            -            4,037        6               28,656      11% 42
2017 2,510        9               5,029        15             -            -            1,863        1               9,402        3% 25
2018 1,335        2               2,794        8               -            -            -            -            4,129        2% 10
Thereafter 107,290    183           33,441      54             4,103        4               5,539        17             150,373    56% 258
157,004 $ 251           85,523 $   170           11,400 $   10             16,470 $   26             270,397 $ 100% 457
Minimum Number of Minimum Number of Minimum Number of Minimum Percent Number of Principal Percent Number of
Year Rent Facilities Rent Facilities Rent Facilities Rent of Total Facilities Payments of Total Facilities
2009 -            -            -            -            -            -            -            -            -            67,778      37% 7
2010 -            -            -            -            -            -            -            -            -            27,925      15% 7
2011 -            -            -            -            -            -            -            -            -            33,550      18% 5
2012 5,643        6               -            -            -            -            5,643        13% 6               606           0% -
2013 -            -            -            -            -            -            -            -            -            16,054      9% 1
2014 -            -            -            -            -            -            -            -            -            668           0% -
2015 -            -            -            -            -            -            -            -            -            2,997        2% 1
2016 1,300        1               -            -            -            -            1,300        3% 1               595           0% -
2017 -            -            -            -            -            -            -            -            -            15,483      9% 2
2018 5,914        3% 1
Thereafter 13,316      12             20,928      14             2,480        1               36,724      84% 27             12,214      7% 2
20,259 $   19             20,928 $   14             2,480 $     1               43,667 $   100% 34             183,784 $ 100% 26
(1) Excludes PMBRES and PMB SB.
Assisted and Independent Consolidated Skilled Nursing Total JV Continuing Care
Mortgage Loans Receivable
Consolidated Lease Expirations
Assisted and Independent
Unconsolidated JV Lease Expirations (1)
Skilled Nursing Continuing Care Consolidated Triple-Net Other Triple Net

30 March 31, 2009— PORTFOLIO OVERVIEW

31 March 31, 2009—
Portfolio Summary
Gross investment, NOI and security deposits in thousands
Building Investment Percentage of Percentage
Number of Number of Square Gross Per Bed/Unit/ Investment of NOI by
Facilities Beds/Units Feet Investment Square Foot by Category NOI Category
Owned Facilities
Assisted and independent living facilities 251 17,742 1,727,370 $         97,000 $              47% 43,194 $         48%
Skilled nursing facilities 170 18,709 901,545 48,000 $              25% 23,651 26%
Continuing care retirement communities 10 1,952 124,808 64,000 $              3% 3,148 4%
Specialty hospitals 7 303 76,198 251,000 $            2% 2,067 2%
Total senior housing and long-term care 438 38,706 2,829,921 73,000 $              77% 72,060 80%
Triple-net medical office buildings 19 437,013 121,833 279 $                    3% 2,203 2%
Total triple-net 457 38,706 437,013 2,951,754 80% 74,263 82%
Multi-tenant medical office buildings 60 2,734,054 557,443 204 $                    15% 9,819 11%
Total owned 517 38,706 3,171,067 3,509,197 95% 84,082 93%
Mortgage Loans Receivable
Assisted and independent living facilities 9 668 53,485 80,000 $              2% 1,405 2%
Skilled nursing facilities 16 2,336 54,429 23,000 $              2% 1,972 2%
Continuing care retirement communities - 180 9,061 50,000 $              0% 182 0%
Total senior housing and long-term care 25 3,184 116,975 37,000 $              4% 3,559 4%
Multi-tenant medical office buildings 1 172,000 47,500 276 $                    1% 792 1%
Total mortgage loans receivable 26 3,184 172,000 164,475 5% 4,351 5%
Other Income 1,984 2%
Total Consolidated Portfolio 543 41,890 3,343,067 3,673,672 $         100% 90,417 $         100%
Consolidated Portfolio by Type
Assisted and independent living facilities 260 18,410 1,780,855 $         97,000 $              48% 44,599 $         49%
Skilled nursing facilities 186 21,045 955,974 45,000 $              26% 25,623 29%
Continuing care retirement communities 10 2,132 133,869 63,000 $              4% 3,330 4%
Specialty hospitals 7 303 76,198 251,000 $            2% 2,067 2%
Total senior housing and long-term care 463 41,890 2,946,896 70,000 $              80% 75,619 84%
Medical office buildings 80 3,343,067 726,776 217 $                    20% 12,814 14%
Total owned and mortgage loans receivable 543 41,890 3,343,067 3,673,672 100% 88,433 98%
Other income 1,984 2%
Total consolidated 543 41,890 3,343,067 3,673,672 100% 90,417 100%
Unconsolidated JV Ownership
Assisted and independent living facilities 19 1,806 260,914 144,000 $            45% 5,445 45%
Skilled nursing facilities 14 1,884 275,132 146,000 $            47% 5,511 46%
Continuing care retirement communities 1 148 29,670 200,000 $            5% 620 5%
Total senior housing and long-term care 34 3,838 565,716 147,000 $            97% 11,576 96%
Medical office buildings 2 133,001 19,400 146 $                    3% 464 4%
Total JV owned 36 3,838 133,001 585,116 100% 12,040 100%
Other income 30 0%
Total JV 36 3,838 133,001 585,116 100% 12,070 100%
Total Portfolio 579 45,728 3,476,068 4,258,788 $         102,487 $
* Consolidated medical office building gross investment includes $119,722 of amounts classified as intangible assets and liabilities
Unconsolidated medical office building gross investment includes $1,630 of amounts classified as intangible assets and liabilities
Triple-Net Leased Security Information
JV JV
Owned Mortgages Total Owned Owned Mortgages Total Owned
Bank letters of credit 55,156 $            2,389 $              57,545 $            9,900 $             Master leases 84% 100%
Cash deposits 16,599 1,124 17,723 81 Property tax 74% 46% 73% 74%
71,755 $            3,513 $              75,268 $            9,981 $             Cap ex 45% 8% 44% 59%
Consolidated
Percentage with Impounds Security Deposits
Consolidated

32 March 31, 2009—
Portfolio Performance Summary
Gross investment and annualized cash rent in thousands
Number of Average Gross Annualized Current EBITDARM
Facilities Age Investment Cash Rent/NOI Yield Occupancy Coverage
Owned Facilities
Assisted and independent living facilities 251 13 1,727,370 $     167,248 $         9.7% 82.5% 1.23x
Skilled nursing facilities 170 28 901,545 93,803 10.4% 80.6% 1.96x
Continuing care retirement communities 10 25 124,808 12,518 10.0% 89.5% 1.60x
Specialty hospitals 7 16 76,198 8,349 11.0% 86.4% 3.04x
Total senior housing and long-term care 438 18 2,829,921 281,918 10.0% 82.1% 1.54x
Triple-net medical office buildings 19 12 121,833 9,099 7.5% 100.0%
Total triple-net 457 2,951,754 291,017 9.9%
Multi-tenant medical office buildings 60 13 557,443 36,905 6.6% 88.5%
Total owned 517 17 3,509,197 327,922 9.3%
Mortgage Loans Receivable
Assisted and independent living facilities 9 13 53,485 5,471 10.2% 89.7% 1.45x
Skilled nursing facilities 16 33 54,429 7,478 13.7% 79.3% 3.02x
Continuing care retirement communities - 37 9,061 649 7.2% 91.4% 3.71x
Total senior housing and long-term care 25 24 116,975 13,598 11.6% 82.1% 2.42x
Multi-tenant medical office buildings 1 2 47,500 3,157 6.6%
Total mortgage loans receivable 26 18 164,475 16,755 10.2%
Total NHP Consolidated Portfolio 543 17 3,673,672 $     344,677 $         9.4% 1.60x
Consolidated Portfolio by Type
Assisted and independent living facilities 260 13 1,780,855 $     172,719 $         9.7% 82.8% 1.24x
Skilled nursing facilities 186 28 955,974 101,281 10.6% 80.5% 2.09x
Continuing care retirement communities 10 26 133,869 13,167 9.8% 89.7% 1.70x
Specialty hospitals 7 16 76,198 8,349 11.0% 86.4% 3.04x
Total senior housing and long-term care 463 19 2,946,896 295,516 10.0% 82.0% 1.60x
Medical Office Buildings 80 12 726,776 49,161 6.8% 90.8%
Total consolidated 543 17 3,673,672 344,677 9.4%
Unconsolidated JV Ownership
Assisted and independent living facilities 19 13 260,914 21,954 8.4% 87.0% 1.11x
Skilled nursing facilities 14 21 275,132 21,708 7.9% 92.4% 1.85x
Continuing care retirement communities 1 12 29,670 2,480 8.4% 80.1% 1.57x
Total senior housing and long-term care 34 17 565,716 46,142 8.2% 89.3% 1.48x
Medical office buildings 2 27 19,400 1,621 8.4% 87.8%
Total unconsolidated JV 36 17 585,116 47,763 8.2%
Total Portfolio 579 17 4,258,788 $     392,440 $         9.2% 1.56x
* Medical office building cost per square foot and gross investment reflects total purchase price including amounts classified as intangilble assets and liabilities

Brookdale Senior Living

Hearthstone

Wingate Healthcare

Beverly Living Centers

Atria Senior Living Group

Nationwide Health Properties

33 March 31, 2009—
Portfolio Performance Summary (2)
Top 5   = 40%
Top 10 = 55%
Top 15 = 62%
Asset Type
Pay Source
Locations Tenant/Operator
WI
(6%)
MA
(6%)
CA
(12%)
TX
(13%)
(based on investment)
(based on investment*)
(based on revenue)
WA
(6%)
*Investment includes all asset types
Private Pay
74%
Medicaid
16%
Medicare
10%
Independent and
Assisted Living
48%
Skilled Nursing
26%
MOBs
20%
Other
6%

34 March 31, 2009—
Consolidated Portfolio Performance by Asset Type
MAR 2009 DEC 2008 Q/Q Chg MAR 2008 Y/Y Chg MAR 2009 DEC 2008 MAR 2008
Assisted and independent living
Annualized Facility Revenue ($000s) 592,732 $      594,471 $     -0.3% 584,380 $     1.4% 601,723 $      607,276 $      669,185 $
Occupancy 83.0% 83.8% -0.8% 84.8% -1.8% 82.8% 83.5% 84.1%
Monthly revenue per occupied bed/unit 3,040 $          3,026 $         0.5% 2,969 $         2.4% 3,321 $          3,103 $          3,517 $
Annualized Facility EBITDARM ($000s) 211,735 $      211,238 $     0.2% 207,660 $     2.0% 213,828 $      216,541 $      240,063 $
Facility EBITDARM % 35.7% 35.5% 0.2% 35.5% 0.2% 35.5% 35.7% 35.9%
NHP Annualized Cash Rent ($000s) 167,911 $      166,052 $     1.1% 162,670 $     3.2% 172,719 $      170,993 $      183,686 $
Facility EBITDARM coverage 1.26x 1.27x -0.9% 1.28x -1.2% 1.24x 1.27x 1.31x
Facility EBITDAR coverage 1.08x 1.09x -0.8% 1.10x -1.1% 1.06x 1.09x 1.12x
Facility EBITDAR - Capex coverage 1.00x 1.01x -1.4% 1.02x -1.7% 0.98x 1.01x 1.05x
Skilled nursing facilities
Annualized Facility Revenues ($000s) 1,160,531 $   1,157,310 $  0.3% 1,115,606 $  4.0% 1,315,882 $   1,306,959 $   1,231,860 $
Occupancy 81.5% 82.2% -0.7% 83.2% -1.7% 80.5% 80.6% 80.9%
Monthly revenue per occupied bed/unit 6,204 $          6,131 $         1.2% 5,832 $         6.4% 6,398 $          6,354 $          5,878 $
Q-Mix (Private + Medicare) 45.2% 46.0% -0.9% 43.1% 2.1% 44.9% 45.2% 40.2%
Annualized Facility EBITDARM ($000s) 191,036 $      191,179 $     -0.1% 189,814 $     0.6% 212,165 $      207,874 $      204,668 $
16.5% 16.5% -0.1% 17.0% -0.6% 16.1% 15.9% 16.6%
NHP Annualized Cash Rent ($000s) 94,605 $        93,328 $       1.4% 91,617 $       3.3% 101,281 $      102,324 $      95,990 $
Facility EBITDARM coverage 2.02x 2.05x -1.4% 2.07x -2.5% 2.09x 2.03x 2.13x
Facility EBITDAR coverage 1.41x 1.43x -1.6% 1.46x -3.9% 1.45x 1.39x 1.49x
Facility EBITDAR - Capex coverage 1.29x 1.32x -2.0% 1.35x -4.3% 1.33x 1.28x 1.38x
SAME PROPERTY (PERFORMANCE) TOTAL

35 March 31, 2009—
Consolidated Portfolio Performance
MAR 2009 DEC 2008 Q/Q Chg MAR 2008 Y/Y Chg MAR 2009 DEC 2008 MAR 2008
Annualized Facility Revenue ($000s) 1,945,963 $   1,946,927 $  0.0% 1,876,885 $  3.7% 2,110,305 $   2,109,380 $   2,077,944 $
Occupancy 82.7% 83.2% -0.9% 84.1% -1.4% 82.0% 82.2% 83.0%
Monthly revenue per occupied bed/unit 5,217 $          4,832 $         7.9% 4,764 $         9.5% 5,372 $          4,929 $          5,030 $
Annualized Facility EBITDARM ($000s) 450,574 $      448,179 $     0.5% 437,266 $     3.0% 473,795 $      470,177 $      484,522 $
Facility EBITDARM % 23.2% 23.0% 0.1% 23.3% -0.1% 22.5% 22.3% 23.3%
Total NHP Annualized Cash Rent ($000s) 283,960 $      280,657 $     1.2% 274,745 $     3.4% 295,516 $      294,596 $      300,135 $
NHP Rent (Payor Mix)
Private 69.7% 69.8% -0.1% 69.1% 0.6% 69.0% 68.8% 70.4%
Medicare 11.0% 11.0% 0.0% 10.8% 0.2% 11.2% 11.3% 10.3%
Medicaid 19.1% 19.0% 0.1% 20.0% -0.9% 19.6% 19.7% 19.2%
Other 0.2% 0.2% 0.0% 0.2% 0.1% 0.2% 0.2% 0.2%
Total NHP Annualized Cash Rent 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Facility EBITDARM coverage 1.59x 1.60 -0.7% 1.59x -0.3% 1.60x 1.60x 1.61x
Facility EBITDAR coverage 1.24x 1.25 -0.5% 1.25x -0.5% 1.25x 1.24x 1.27x
Facility EBITDAR - Capex coverage 1.15x 1.16 -0.9% 1.16x -0.8% 1.15x 1.15x 1.18x
Total Portfolio | Facility Payor Mix
MAR 2009 DEC 2008 MAR 2008 MAR 2009 DEC 2008 MAR 2008 MAR 2009 DEC 2008 MAR 2008
Private 99.9% 99.9% 99.1% 16.9% 17.5% 16.8% 44.8% 45.6% 48.5%
Medicare 0.0% 0.0% 0.0% 27.9% 27.5% 26.9% 19.5% 19.3% 17.6%
Medicaid 0.1% 0.1% 0.9% 54.6% 54.4% 55.8% 35.3% 34.8% 33.6%
Other 0.0% 0.0% 0.0% 0.6% 0.6% 0.5% 0.4% 0.3% 0.3%
Total Tenant Revenue 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0% 100.0%
Q-Mix (Private + Medicare) 99.9% 99.9% 99.1% 44.8% 45.0% 43.7% 64.3% 64.9% 66.1%
MAR 2009 DEC 2008 Q/Q Chg MAR 2008 Y/Y Chg MAR 2009 DEC 2008 MAR 2008
Medical Office Building
Revenue ($000s)* 46,411 $        46,549 $       -0.3% 44,733 $       3.8% 78,829 $        78,527 $        44,733 $
Occupancy 89.6% 91.1% -1.5% 87.2% 2.4% 90.7% 90.2% 86.9%
Annual Revenue per occupied sq ft 22 $              21 $             1.4% 21 $             1.0% 26 $              26 $              21 $
Operating Expenses ($000s)* 19,615 $        19,461 $       0.8% 18,792 $       4.4% 29,363 $        29,679 $        18,792 $
Annual Operating Expense per occupied sq ft 9 $                 9 $               2.5% 9 $               1.6% 10 $              10 $              9 $
Net Operating Income ($000s)* 26,796 $        27,088 $       -1.1% 25,940 $       3.3% 49,466 $        48,848 $        25,940 $
NOI per occupied sq ft 12 $              12 $             0.6% 12 $             0.5% 17 $              16 $              12 $
Margin % 57.7% 58.2% -0.5% 58.0% -0.3% 62.8% 62.2% 58.0%
*Trailing 12 months
SAME PROPERTY (PERFORMANCE) TOTAL
SAME PROPERTY (PERFORMANCE) TOTAL
ALF/ILF SNF Total
* Excludes assets held for sale, medical office buildings and JV assets
NHP Consolidated Portfolio
(excluding MOBs)

36 March 31, 2009—
Tenant Concentration
Gross investment and annualized cash rent in thousands
Number of
Number of Beds/Units Gross Percent by Annualized Percent by Average Remaining EBITDARM
Tenant Concentration Facilities Inservice Investment Investment Cash Rent/NOI Cash Rent Age Term Coverage
1 Brookdale Senior Living [A] 96 5,945 467,746 $      12.7% 52,020 $          15.1% 14 10.4 1.44x
2 Hearthstone Senior Services 32 3,794 431,297 11.7% 36,579 10.6% 10 12.3 1.23x
3
ingate Healthcare
18 2,528 244,629 6.7% 21,134 6.1% 20 10.9 1.78x
4
Beverly Enterprises 28 3,183 105,240 2.9% 14,778 4.3% 33 5.2 2.18x
5 Atria Senior Living 9 1,314 80,703 2.2% 12,553 3.6% 28 11.8 1.27x
Top 5 183 16,764 1,329,615 36.2% 137,064 39.7% 16 10.1 1.50x
6 Senior Services of America 18 1,515 127,814 3.5% 11,965 3.5% 16 11.6 1.07x
7 Magnolia Health Systems 27 2,376 125,232 3.4% 10,837 3.2% 30 17.9 1.36x
8 Laureate Group 9 1,526 118,946 3.2% 10,819 3.1% 16 3.8 1.55x
9
Nexion Health Management 20 2,177 70,393 1.9% 8,955 2.6% 23 4.4 1.77x
10 Carillon Assisted Living 9 928 105,847 2.9% 8,783 2.6% 8 12.8 1.37x
Top 10 266 25,286 1,877,847 51.1% 188,423 54.7% 17 10.4 1.47x
11 Emeritus Corporation [A] 6 533 70,177 1.9% 6,265 1.8% 11 7.6 1.25x
12
Trans Healthcare
[B]
7 1,062 46,676 1.3% 5,591 1.6% 41 4.7 0.78x
13 HEALTHSOUTH [A] 2 120 45,602 1.2% 5,021 1.5% 18 4.9 2.22x
14
Primrose Retirement Associates 8 427 55,016 1.5% 4,467 1.3% 9 12.8 1.15x
15 Epic Group 7 892 52,690 1.4% 4,463 1.3% 36 7.2 1.46x
Top 15 296 28,320 2,148,008 58.4% 214,230 62.2% 18 10.2 1.46x
Other - Senior Housing and
Long-Term Care Tenants 167 13,570 798,888 21.8% 81,286 23.6% 21 7.7 2.02x
Medical Office Buildings 80 726,776 19.8% 49,161 14.2% 12
Total NHP Consolidated Portfolio 543 41,890 3,673,672 $   100.0% 344,677 $        100.0% 17 9.3 1.60x
* Performance metrics exclude assets held for sale and JV assets
**Ranked by Annualized Cash Rent/NOI
[A] Public company tenant
[B] Effective November 1, 2009, four of Trans Healthcare facilities will be trasfered to another operator; reducing the total annualized cash rent from Trans Healthcare to
$3.2 million.
W

37 March 31, 2009—
Medicaid as a percent of cash rent represents an estimate of the portion of NHP's total senior housing and long-term care portfolio total
Geographic Performance Metrics
Gross investment and annualized cash rent in thousands
Number of Medicaid as
Number of Beds/Units Gross Percent by Annualized Percent by Percent of
Facilities Inservice Investment Investment Cash Rent Cash Rent Cash Rent
[A]
1 Texas 61 6,205 448,187 $       15.2% 44,611 $      15.1% 4.0%
2 Massachusetts 18 2,467 219,011 7.4% 19,283 6.5% 3.1%
3 Wisconsin 49 2,839 210,555 7.1% 19,871 6.7% 1.3%
4 California 26 2,847 189,787 6.4% 27,601 9.3% 1.7%
5 Tennessee 22 2,000 184,506 6.3% 15,049 5.1% 1.2%
Top 5 176 16,358 1,252,046 42.5% 126,415 42.7% 11.3%
6
Florida 26 2,460 149,767 5.1% 13,808 4.7% 1.6%
7 Indiana 32 2,575 143,019 4.9% 13,000 4.4% 2.6%
8 Ohio 18 1,661 117,027 4.0% 11,945 4.0% 1.2%
9 Washington 17 1,607 115,536 3.9% 12,145 4.1% 1.0%
10 North Carolina 11 1,120 111,135 3.8% 9,637 3.3% 0.6%
Top 10 280 25,781 1,888,530 64.1% 186,950 63.3% 18.3%
11 New York 6 846 101,868 3.5% 9,931 3.4% 1.3%
12 Michigan 17 1,357 100,413 3.4% 8,945 3.0% 1.0%
13 Minnesota 13 853 66,410 2.3% 5,592 1.9% 0.9%
14
Arizona 6 615 57,015 1.9% 6,838 2.3% 0.1%
15 Missouri 16 1,165 53,142 1.8% 5,513 1.9% 0.9%
Top 15 338 30,617 2,267,378 76.9% 223,769 75.7% 22.5%
Other States 125 11,273 679,518 23.1% 71,747 24.3% 12.9%
Total 463 41,890 2,946,896 $    100.0% 295,516 $    100.0% 35.4%
Medical Office Buildings 80 726,776 49,161
Total NHP Consolidated Portfolio 543 3,673,672 344,677
* Performance metrics exclude assets held for sale, medical office buildings and JV assets
**Ranked by Annualized Gross Investment
rental income derived from the underlying Medicaid reimbursement of our tenants and borrowers (Medicaid income of our tenant divided by total income of our tenant multiplied by the rent or interest paid to NHP)
$
$
[A]

38 March 31, 2009—
Geographic Performance Metrics
Gross investment and annualized cash rent in thousands
Number of Revenue
Number of Beds/Units Gross Annualized EBITDARM per occupied Average Remaining % SNF by
Facilities Inservice Investment Cash Rent Coverage bed/unit Age Term Cash Rent
1 Texas 61 6,205 448,187 $      44,611 $       1.57x 4,618 $         14 7.3 29.2%
2
Massachusetts 18 2,467 219,011 19,283 1.75x 8,136 24 10.4 81.8%
3 isconsin 49 2,839 210,555 19,871 1.58x 3,628 18 9.8 16.5%
4
California 26 2,847 189,787 27,601 1.43x 6,311 14 7.8 16.3%
5 Tennessee 22 2,000 184,506 15,049 1.04x 3,862 13 8.3 16.6%
Top 5 176 16,358 1,252,046 126,415 1.51x 5,232 16 8.7 30.9%
6 Florida 26 2,460 149,767 13,808 1.92x 5,174 16 9.3 20.6%
7 Indiana 32 2,575 143,019 13,000 1.30x 5,807 27 15.9 71.1%
8 Ohio 18 1,661 117,027 11,945 1.04x 5,051 17 8.1 25.5%
9 ashington 17 1,607 115,536 12,145 1.89x 5,371 19 10.5 42.2%
10 North Carolina 11 1,120 111,135 9,637 1.48x 3,897 8 12.2 3.7%
Top 10 280 25,781 1,888,530 186,950 1.52x 5,222 17 10.0 31.9%
11 New York 6 846 101,868 9,931 1.43x 7,454 17 9.2 50.3%
12 Michigan 17 1,357 100,413 8,945 1.69x 5,273 9 11.1 8.8%
13 Minnesota 13 853 66,410 5,592 1.42x 4,708 26 10.2 39.8%
14
Arizona 6 615 57,015 6,838 1.69x 8,239 14 8.9 0.0%
15 Missouri 16 1,165 53,142 5,513 1.93x 5,157 20 4.1 98.2%
Top 15 338 30,617 2,267,378 223,769 1.53x 5,338 17 9.5 32.7%
Other States 125 11,273 679,518 71,747 1.77x 5,362 19 6.5 23.1%
Total 463 41,890 2,946,896 $   295,516 $     1.60x 5,372 $         18 9.3 30.3%
Medical Office Buildings 80 726,776 49,161 12
Total NHP Consolidated Portfolio
543 3,673,672 344,677 17
* Performance metrics exclude assets held for sale, medical office buildings and JV assets
**Ranked by Annualized Gross Investment
Note: Lease terms for NHP facilties generally are between ten and fifteen years with renewal options, if exercised, that add ten to fifteen additional years.
In general, NHP receives contractual rent escalators in the range of 1.5% to 2.5% for skilled nursing assets and 2.0% to 3.0% for assisted living assets
W
W
$   $

39 March 31, 2009—
Portfolio Performance Summary | Asset Class Composition Trends (by Investment)
62%
63%
56% 56%
50%
49%
48% 48%
29%
28%
27% 27%
27%
27%
26% 26%
2% 2%
11% 11%
17%
18%
20% 20%
7% 7%
6% 6% 6% 6% 6% 6%
2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09
ALF SNF MOB Other

40 March 31, 2009—
Portfolio Performance Summary | Private Pay Composition Trends (by Revenue)
71% 71% 71% 71%
74%
73%
74% 74%
18% 18%
19% 19%
17%
17%
16% 16%
11% 11%
10% 10%
9%
10% 10% 10%
2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09
Private Medicaid Medicare

41 March 31, 2009—
Portfolio Performance Summary | Top Tenant Concentration Trends (by Revenue)
49% 49%
46%
41%
39% 39%
40% 40%
65%
64%
61%
57%
56%
56%
55%
55%
73%
71%
69%
66%
64%
63% 62%
62%
2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09
Top 5 Top 10 Top 15

42 March 31, 2009—
Unconsolidated JV Portfolio Performance Metrics
Assisted and Skilled
Independent Living Nursing CCRC Portfolio
MAR 2009 MAR 2009 MAR 2009 MAR 2009
Unconsolidated JV Portfolio
Annualized Facility Revenue ($000s) 72,774 $                            156,784 $                          13,245 $                            242,803 $
Occupancy 87.0% 92.4% 80.1% 89.3%
Monthly revenue per occupied bed/unit 3,782 $                              8,221 $                              8,436 $                              6,088 $
Q-Mix (Private + Medicare) 96.6% 59.7% 100.0% 73.0%
Annualized Facility EBITDARM ($000s) 24,345 $                            40,154 $                            3,892 $                              68,391 $
Facility EBITDARM % 33.5% 25.6% 29.4% 28.2%
Total JV Annualized Cash Rent ($000s) 21,954 $                            21,708 $                            2,480 $                              46,142 $
JV Rent (Payor Mix)
Private 96.6% 32.5% 73.9% 65.2%
Medicare 0.0% 27.2% 26.1% 14.2%
Medicaid 3.4% 40.3% 0.0% 20.6%
Other 0.0% 0.0% 0.0% 0.0%
Total JV Annualized Cash Rent 100.0% 100.0% 100.0% 100.0%
Facility EBITDARM coverage 1.11x 1.85x 1.57x 1.48x
Facility EBITDAR coverage 0.94x 1.49x 1.30x 1.22x
Facility EBITDAR - Capex coverage 0.88x 1.45x 1.27x 1.17x
Total

43 March 31, 2009—
Medical Office Building Portfolio Performance Metrics
Gross investment dollars in thousands
Gross
Number of Gross Investment Percent Average Rentable
Ownership
Facilities Investment per SQFT On Campus Age SQFT Current Year Prior Year Change
BROE I - 90% 20 57,416 $        76 60.0% 21 752,793 80.5% 90.0% -9.5%
BROE II - 95% 16 94,723 170 100.0% 16 558,707 87.0% 92.8% -5.8%
McShane - 95% 7 47,947 119 57.1% 16 404,227 93.8% 86.4% 7.4%
Unconsolidated JV 2 19,400 146 100.0% 27 133,001 87.8%
NHP Multi-Tenant - 100% 17 357,357 351 76.5% 11 1,018,327 95.4%
NHP Triple-Net - 100% 19 121,833 279 5.3% 12 437,013 100.0%
NHP Multi-Tenant Mortgages 1 47,500 276 100.0% 2 172,000
Total MOB Portfolio
82 746,176 $      215 $            59.8% 12 3,476,068 90.7%
Current Year Prior Year % Change Current Year Prior Year % Change Current Year Prior Year Change
BROE I  - 90% 11,398 $         11,009 $        3.5% 5,329 $           5,160 $         3.3% 46.8% 46.9% -0.1%
BROE II - 95% 11,249 11,479 -2.0% 5,860 6,487 -9.7% 52.1% 56.5% -4.4%
McShane - 95% 7,535 7,216 4.4% 4,127 3,382 22.0% 54.8% 46.9% 7.9%
Unconsolidated JV 2,906 2,913 -0.2% 1,621 1,520 6.6%
NHP Multi-Tenant - 100% 34,947 33,493 4.3% 21,589 21,019 2.7% 61.8%
NHP Triple-Net - 100% 9,191 9,268 -0.8% 9,099 8,494 7.1%
NHP Multi-Tenant Mortgages 3,157 3,095 2.0% 3,157 3,095 2.0%
Total MOB Portfolio
80,383 $         78,473 $        2.4% 50,782 $         49,157 $       3.3% 56.6%
Gross  Building
Number of Gross Percent by Investment Square Percent by
MOBs by state
Facilities Investment Investment per SQFT Feet Square Feet
1 California 10 236,467 $      31.7% 332 $              712,869 20.5%
2 Washington 7 118,627 15.9% 324 $              366,483 10.5%
3 Illinois 12 67,142 9.0% 175 $              383,058 11.0%
4 Missouri 7 47,947 6.4% 119 $              404,227 11.6%
5 Nevada 2 43,697 5.9% 300 $              145,637 4.2%
Top 5 38 513,879 68.9% 255 $              2,012,274 57.9%
6 Florida 10 42,068 5.6% 356 $              118,206 3.4%
7 Oregon 1 35,273 4.7% 336 $              104,856 3.0%
8 Texas 7 32,647 4.4% 111 $              294,152 8.5%
9 Louisiana 8 31,298 4.2% 81 $                 384,588 11.1%
10 Alabama 1 16,706 2.2% 273 $              61,219 1.8%
Top 10 65 671,871 90.0% 226 $              2,975,295 85.6%
11 South Carolina 2 16,302 2.2% 149 $              109,704 3.2%
12 Indiana 4 15,725 2.1% 282 $              55,814 1.6%
13 Ohio 1 13,269 1.8% 199 $              66,776 1.9%
14 Georgia 3 10,211 1.4% 83 $                 123,294 3.6%
15 Virginia 3 6,910 0.9% 106 $              65,315 1.9%
Top 15 78 734,289 98.4% 216 $              3,396,198 97.7%
Other States 4 11,887 1.6% 149 $              79,870 2.3%
Medical Office Buildings
82 746,176 $      100.0% 215 $              3,476,068 100.0%
Annualized Revenue Annualized Cash Rent/NOI Operating Margin
Occupancy

44 March 31, 2009—
Portfolio Performance Measures Definitions
Annualized Cash Rent/NOI:
The most recent monthly total cash rent due from our tenants as of the end of the current reporting period multiplied by twelve. For our multi-tenant medical office building portfolio, NOI rather than cash rent is annualized. We use
Annualized Cash Rent to calculate our EBITDARM, EBITDAR and EBITDAR –
Capex coverages.
Facility EBITDAR:
Earnings before interest, taxes, depreciation, amortization and rent on an annualized basis. We believe EBITDAR is a good estimate of facility cash flows after payment of management fees. We use a standardized imputed management fee equal to 5% of the revenues our tenants or borrowers generate at each individual facility (Facility Revenues) which we believe represents typical management fees for our senior housing and long-term care portfolios. We receive periodic facility financial information from our tenants that we utilize to calculate EBITDAR.  All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information. We use EBITDAR to calculate the
EBITDAR (cash flow) coverage for our portfolio.
Facility EBITDAR Coverage:
Annualized EBITDAR divided by Annualized Cash Rent.  This ratio is a measure of a facility’s ability to cover its cash rent obligations.  EBITDAR
Coverage of 1.0X would indicate the EBITDAR is just sufficient to pay the cash rent. The higher the coverage, the better able a facility is to meet its rent obligations.  This is the mid-range coverage calculation we utilize.
Facility EBITDARM:
Earnings before interest, taxes, depreciation, amortization, rent and management fees on an annualized basis.  We believe EBITDARM is a good estimate of facility cash flows before payment of management fees.  We use a standardized imputed management fee equal to 5% of the revenues our tenants or borrowers generate at each individual facility (Facility Revenues)
which we believe represents typical management fees for our senior housing and long-term care portfolios.  We receive periodic facility financial information from our tenants that we utilize to calculate EBITDARM.  All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information.  We use EBITDARM to calculate the EBITDARM (cash flow before management fee) coverage for our portfolio.
Facility EBITDARM Coverage:
Annualized EBITDARM divided by Annualized Cash Rent. This ratio is a measure of a facility’s ability to cover its cash rent obligations assuming it doesn’t have to pay its management fee.  EBITDARM Coverage of 1.0X would indicate the EBITDARM is just sufficient to pay the cash rent.  The higher the coverage, the better able a facility is to meet its rent obligations.
This is the least restrictive coverage measure we utilize.
Facility EBITDAR - Capex:
Earnings before interest, taxes, depreciation, amortization and rent less minimum capital expenditures (capex) calculated on an annualized basis.
We believe EBITDAR is a good estimate of facility cash flows after a reserve for minimum capital expenditures required to maintain a facility.  We use a standardized imputed capital expenditure schedule in our calculations based on the type, size and age of each facility which we believe represents typical minimum capital expenditures for our senior housing and long-term care portfolios.  We receive periodic facility financial information from our tenants that we utilize to calculate EBITDAR - Capex. All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information. We use EBITDAR - Capex to calculate the EBITDAR – Capex (cash flow after reserves for minimum capex requirements) coverage for our portfolio.
Facility EBITDAR - Capex Coverage:
Annualized EBITDAR - Capex divided by Annualized Cash Rent. This ratio is a measure of a facility’s ability to cover its cash rent obligations after it makes the minimum capital expenditures required to maintain the facility.  EBITDAR
- Capex Coverage of 1.0X would indicate the EBITDAR - Capex is just sufficient to pay the cash rent.  The higher the coverage, the better able a facility is to meet its rent obligations.  This is the most restrictive coverage measure we utilize.
Facility Revenues:
The revenues generated by each individual facility on an annualized basis.
We receive periodic facility financial information from our tenants that we utilize to calculate Facility Revenues.  All facility financial information was derived solely from information provided by our tenants and borrowers and we have not verified such information.

45 March 31, 2009—
Portfolio Performance Measures Definitions (2)
Gross Investment:
We define Gross Investment as our total investment in a property which includes land, building, improvements, equipment as well as any other identifiable assets included in the caption Other Assets on our balance sheets.
Items classified in Other Assets generally pertain to our medical office buildings and may include such things as tenant improvements, leasing commissions, above/(below) market lease value, lease in place value and other items.
Monthly Revenue per Occupied Bed/Unit:
For our senior housing and long-term care portfolio, monthly revenue per occupied bed or unit is derived by determining the monthly revenue generated by each individual facility divided by the total number of actual resident days for a 30-day month. All facility performance data were derived solely from information provided by our tenants and borrowers and we have not verified such information.
Occupancy:
For our senior housing and long-term care portfolio, occupancy represents a facility’s actual resident days (total number of beds or units occupied multiplied by the number of days in the period) divided by the total resident capacity
(total number of beds or units in service for the period multiplied by the number of days in the period). For medical office buildings, facility occupancy represents the leased square feet divided by the total rentable square feet. In all cases (senior housing, long-term care and medical office buildings), the reporting period represents the month prior to quarter end. All facility performance data were derived solely from information provided by our tenants and borrowers and we have not verified such information.
NOI:
Net operating income (“NOI”) is a non-GAAP supplemental financial measure used to evaluate the operating performance of our facilities. We define NOI for our triple-net leases segment as rent revenues. For our multi-tenant leases segment, we define NOI as revenues minus medical office building operating expenses. In some cases, revenue for medical office buildings includes expense reimbursements for common area maintenance charges. NOI excludes interest expense and amortization of deferred financing costs, depreciation and amortization expense, general and administrative expense and discontinued operations. We present NOI as it effectively presents our portfolio on a  “net” rent  basis and provides relevant and useful information as
NOI (continued):
it measures the operating performance at the facility level on an unleveraged basis. We use NOI to make decisions about resource allocations and to assess the property level performance of our properties. Furthermore, we believe that NOI provides investors relevant and useful information because it measures the operating performance of our real estate at the property level on an unleveraged basis. We believe that net income is the GAAP measure that is most directly comparable to NOI. However, NOI should not be considered as an alternative to net income as the primary indicator of operating performance as it excludes the items described above. Additionally,
NOI as presented above may not be comparable to other REITs or companies as their definitions of NOI may differ from ours.
Q-Mix:
For our long-term care portfolio, Q-Mix (abbreviation for Quality-Mix) refers to the combination of a Tenant’s private and medicare revenues as a percentage of total revenues. As private and medicare rates are generally higher at long-term care facilities, Tenants can oftentimes improve margins by selectively targeting medicare and private-pay residents. As such, an increase in the Q-Mix generally results in a corresponding increase in a
Tenant’s total revenues.
Rentable Square Feet:
For our medical office building portfolio, rentable square feet represents the area measured to the inside finished surface of the dominant portion of the permanent outer building walls, excluding any major vertical penetrations of the floor. An add-on or load factor is used to charge the tenant for a percentage of the common areas, so that the total rentable square footage for the building is equal to sum of each floor’s rentable area.
Same Property (Performance):
Results shown under the Same Property caption present the financial or other performance measures for only those facilities that were in our portfolio for more than twelve month at the end of all periods presented.